UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2008

DMA MINERALS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-138107
(Commission File Number)

205024859
(IRS Employer Identification No.)

Church Barn, 3 Church Lane, Barlby, Selby, England YO8 5JG
(Address of principal executive offices and Zip Code)

(775) 981-9022
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On May 21, 2008, our Board of Directors approved a 25 for one (1) forward stock split of our authorized and issued and outstanding shares of common stock. Once effective, our authorized capital will increase from 75,000,000 shares of common stock with a par value of $0.001 to 1,875,000,000 shares of common stock with a par value of $0.001.

We will issue 25 shares of common stock in exchange for every one (1) share of common stock issued and outstanding. This will increase our issued and outstanding share capital from 2,400,000 shares of common stock to 60,000,000 shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMA MINERALS INC.

/s/ Daniel Martinez-Atkinson
Daniel Martinez-Atkinson
President

Date: May 28, 2008